                                                                  Exhibit 10.1


                                                               FOIA CONFIDENTIAL
                                                             TREATMENT REQUESTED

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-ASA

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              ALASKA AIRLINES, INC.

                                    AGTA-ASA
                               BOEING PROPRIETARY

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                        NUMBER
                                                                                        ------
 ARTICLES

    1.       Subject Matter of Sale                                                        1

    2.       Price, Taxes and Payment                                                      1

    3.       Regulatory Requirements and Certificates                                      3

    4.       Detail Specification; Changes                                                 4

    5.       Representatives, Inspection, Demonstration Flights,
             Test Data and Performance Guarantee Compliance                                4

    6.       Delivery                                                                      5

    7.       Excusable Delay                                                               5

    8.       Risk Allocation/Insurance                                                     7

    9.       Assignment, Resale or Lease                                                   8

    10.      Termination for Certain Events                                                9

    11.      Notices                                                                      10

    12.      Miscellaneous                                                                11

 EXHIBITS

     A       Buyer Furnished Equipment Provisions Document

     B       Customer Support Document

     C       Product Assurance Document

APPENDICES

     I       Insurance Certificate

    II       Purchase Agreement Assignment

    III      Post-Delivery Sale Notice

    IV       Post-Delivery Lease Notice

     V       Purchaser's/Lessee's Agreement

    VI       Owner Appointment of Agent - Warranties

    VII      Contractor Confidentiality Agreement

   VIII      Post-Delivery Sale with Lease to Seller

    IX       Sale with Lease

    X        Post-Delivery Security

AGTA-ASA                               i

RESTRICTED LETTER AGREEMENT

      6-1162-MSA-591  AGTA Terms Revisions

AGTA-ASA                               ii

                AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-ASA

                                     between

                               The Boeing Company

                                       and

                              Alaska Airlines, Inc.

                                   Relating to

                                 BOEING AIRCRAFT

            This Aircraft General Terms Agreement Number AGTA-ASA (AGTA) between The Boeing Company, including its wholly-owned subsidiary McDonnell Douglas Corporation, (BOEING) and Alaska Airlines, Inc. (CUSTOMER) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.

Article 1.  Subject Matter of Sale.

            1.1 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

            1.2 Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as BUYER FURNISHED EQUIPMENT (BFE).

            1.3 Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

            1.4 Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.

Article 2.  Price, Taxes, and Payment.

            2.1 Price.

                  2.1.1 AIRFRAME PRICE is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200LR and 777-300ER the
Airframe Price includes the engine price at its basic thrust level.)

AGTA-ASA                        - 1 -

                  2.1.2 OPTIONAL FEATURES PRICES are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

                  2.1.3 ENGINE PRICE is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200LR and 777-300ER).

                  2.1.4 AIRCRAFT BASIC PRICE is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.

                  2.1.5 ESCALATION ADJUSTMENT is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 717-200, 737-600, 737-700 737-800, 737-900, 777-200LR and 777-300ER) and the Optional
Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

                  2.1.6 ADVANCE PAYMENT BASE PRICE is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

                  2.1.7 AIRCRAFT PRICE is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

            2.2 Taxes.

                  2.2.1 Taxes. TAXES are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal or California State income taxes imposed on Boeing or Boeing's assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing's assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.

                  2.2.2 Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.

AGTA-ASA                           - 2 -

            2.3 Payment.

                  2.3.1 Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.

                  2.3.2 Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.

                  2.3.3 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

                  2.3.4 Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.

Article 3.  Regulatory Requirements and Certificates.

            3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

            3.2 FAA or Applicable Regulatory Authority Manufacturer Changes.

                  3.2.1 A MANUFACTURER CHANGE is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.

                  3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

                        (i) resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

                        (ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

                        (iii) for any aircraft delivered during the 18 month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).

AGTA-ASA                            - 3 -

                  3.2.3 Customer will pay Boeing's charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.

            3.3 FAA Operator Changes.

                  3.3.1 An OPERATOR CHANGE is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

                  3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing's option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing's applicable charges.

            3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer's obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.

Article 4.  Detail Specification; Changes.

            4.1 Configuration Changes. The DETAIL SPECIFICATION is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.

            4.2 Development Changes. DEVELOPMENT CHANGES are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into both the Detail Specification and the aircraft prior to delivery to Customer.

            4.3 Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification, including providing the associated Detail Specification updates.

Article 5. Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.

            5.1 Office Space. Twelve months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.

AGTA-ASA                            - 4 -

            5.2 Inspection. Customer's representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing's performance.

            5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to 4 hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing's production flight test procedures. Customer may designate up to five representatives to participate as observers.

            5.4 Test Data; Performance Guarantee Compliance. PERFORMANCE GUARANTEES are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

            5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation.

Article 6.  Delivery.

            6.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least 30 days before the scheduled month of delivery and again at least 14 days before the scheduled delivery date.

            6.2 Place of Delivery. Each aircraft will be delivered at a facility selected by Boeing in the same state as the primary assembly plant for the aircraft.

            6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.

            6.4 Delay. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.

Article 7.  Excusable Delay.

            7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause

AGTA-ASA                         - 5 -
to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an EXCUSABLE DELAY.

            7.2 Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing's appraisal of the facts.

            7.3 Delay in Delivery of Twelve Months or Less. If the revised delivery month is 12 months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:

                  7.3.1 The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.

                  7.3.2 The advance payment schedule will be adjusted to reflect the revised delivery month.

                  7.3.3 All other provisions of the applicable purchase ' agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.

            7.4 Delay in Delivery of More Than Twelve Months. If the revised delivery month is more than 12 months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.

            7.5 Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have 30 days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

            7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.

AGTA-ASA                        - 6 -

            7.7 Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.

Article 8.  Risk Allocation/Insurance.

            8.1 Title and Risk with Boeing.

                  8.1.1 Boeing's Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer's observers from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer's observers.

                  8.1.2 Definition of Customer. For the purposes of this Article, "Customer" is defined as Alaska Airlines, Inc., its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

            8.2 Insurance.

                  8.2.1 Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with this 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

                  8.2.2 Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer's obligations

AGTA-ASA                        - 7 -
required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.

                  8.2.3 Definition of Boeing. For purposes of this article, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

Article 9.  Assignment, Resale, or Lease.

            9.1 Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:

                  9.1.1 Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and (ii) acquires substantially all the assets of such party;

                  9.1.2 Boeing may assign its rights to receive money; and

                  9.1.3 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

                  9.1.4 Boeing may assign any of its rights and duties with respect to Part 1, Articles 1, 2, 4 and 5 of Exhibit B, Customer Support Document to the AGTA, to Alteon Training L.L.C.

            9.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.

            9.3 Sale or Lease by Customer After Delivery. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.

AGTA-ASA                       - 8 -

            9.4 Notice of Sale or Lease After Delivery. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.

            9.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser's or lessee's written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.

            9.6 Appointment of Agent - Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

            9.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer's rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing's obligations under the applicable purchase agreement.

Article 10. Termination of Purchase Agreements for Certain Events.

            10.1 Termination. If either party

                  (i) ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

                  (ii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.

AGTA-ASA                         - 9 -

            10.2 Repayment of Advance Payments. If Customer terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.

Article 11. Notices.

            All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

            Customer   Delivery or   Alaska Airlines, Inc.
                       Courier:      19300 International Blvd. South
                                     Seattle, Washington
                                     98188
                                     Attention: Vice President - Finance

                       Mail:         Alaska Airlines, Inc.
                                     P.O. Box 68900
                                     Seattle, Washington
                                     98168
                                     Attention: Vice President - Finance

                       Facsimile:    206-392-5007
                       Telephone:    206-392-5015

            Boeing     Delivery or   Boeing Commercial Airplanes
                       Courier:      1901 Oakesdale Avenue S.W.
                                     Renton, Washington  98055
                                     U.S.A.
                                     Attention: Vice President - Contracts
                                                Mail Code 21-34

                       Mail:         Boeing Commercial Airplanes
                                     P.O. Box 3707
                                     Seattle, Washington  98124-2207
                                     U.S.A.
                                     Attention: Vice President - Contracts
                                                Mail Code 21-34

                       Facsimile:    425 237-1706
                       Telephone:    206 766-2400

AGTA-ASA                       - 10 -

Article 12. Miscellaneous.

            12.1 Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.

            12.2 Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.

            12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

            12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.

            12.5 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.

            12.6 AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written and revise this AGTA. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions in effect on the date of the executed Purchase Agreement.

DATED AS OF June 15, 2005


Alaska Airlines, Inc.                             THE BOEING COMPANY

By _______________________________                By __________________________

Its ______________________________                Its _________________________

AGTA-ASA                         - 11 -

                                    EXHIBIT A

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-ASA

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              ALASKA AIRLINES, INC.

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                               BOEING PROPRIETARY
AGTA-ASA                                A

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1. General.

      Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable Supplemental Exhibit to this Exhibit A in a purchase agreement at the time of aircraft purchase.

2. Supplier Selection.

      Customer will:

      2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1 to the applicable purchase agreement at the time of aircraft purchase.

      2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

            2.2.1 complete BFE configuration design requirements for such BFE;
and

            2.2.2 confirm technical data submittal requirements for BFE certification.

3. Customer's Obligations.

      Customer will:

      3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report; including, without limitation,

            3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

                             BOEING PROPRIETARY
AGTA-ASA                             A-1

            3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities, schedule, and other instructions provided therein; and

            3.1.3 assure that all BFE Aircraft Software is delivered in compliance with Boeing's then-current Standards for Loadable Systems;

            3.1.4 assure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

      3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

      3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

            3.3.1 require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

            3.3.2 assure that all BFE supplier's quality systems are approved to Boeing's then current standards for such systems;

      3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft's mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft's MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;

      3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software;

      3.6 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

      3.7 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

      3.8 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

                             BOEING PROPRIETARY
AGTA-ASA                             A-2

      3.9 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

      3.10 assure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers;

      3.11 warrant that the BFE will comply with all applicable FARs and the U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the Aircraft at the time of delivery. Customer will be responsible for supplying any data and adjusting, calibrating, re-testing or updating such BFE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses;

      3.12 warrant that the BFE will meet the requirements of the Detail Specification; and

      3.13 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4. Boeing's Obligations.

      Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5. Nonperformance by Customer.

      If Customer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

      5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

      5.2 deliver the Aircraft to Customer without the BFE installed.

6. Return of Equipment.

      BFE not installed in the Aircraft will be returned to Customer in accordance with Customer's instructions and at Customer's expense.

                             BOEING PROPRIETARY
AGTA-ASA                             A-3

7. Title and Risk of Loss.

      7.1 With respect to Aircraft manufactured in the State of Washington, title to and risk of loss of BFE provided for such Aircraft will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

      7.2 With respect to Aircraft manufactured in the State of California, Customer agrees to sell and Boeing agrees to purchase each item of BFE concurrently with its delivery to Boeing. A reasonable shipset price for the BFE shall be established with Customer. Customer and Boeing agree that the Aircraft Price will be increased by the amount of said shipset price and such amount will be included on Boeing's invoice at time of Aircraft delivery. Boeing's payment for the purchase of each shipset of BFE from Customer will be made at the time of delivery of the Aircraft in which the BFE is installed.

8. Interchange of BFE

      To properly maintain Boeing's production flow and to preserve Boeing's delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers and modification status acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.

9. Indemnification of Boeing.

      Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

10. Patent Indemnity.

      Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

                             BOEING PROPRIETARY
AGTA-ASA                             A-4

11. Definitions.

      For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

                             BOEING PROPRIETARY
AGTA-ASA                             A-5

                                    EXHIBIT B

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-ASA

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              ALASKA AIRLINES, INC.

                            CUSTOMER SUPPORT DOCUMENT

                             This document contains:

      Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

      Part 2:      Field Services and Engineering Support
                   Services

      Part 3:      Technical Information and Materials

      Part 4:      Alleviation or Cessation of Performance

      Part 5:      Protection of Proprietary Information and
                   Proprietary Materials

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                       i

                            CUSTOMER SUPPORT DOCUMENT

                 PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING
                    PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1. Boeing Training Programs.

      1.1 Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.

      1.2 Boeing will conduct all training at Boeing's primary training facility for the model of aircraft purchased unless otherwise agreed.

      1.3 All training will be presented in the English language. If translation is required, Customer will provide interpreters.

      1.4 Customer will be responsible for all expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.

2. Training Planning Conferences.

      Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.

3. Operations Engineering Support.

      3.1 As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:

            3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of aircraft;

            3.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      1-1

            3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;

            3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and

            3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.

4. Training at a Facility Other Than Boeing's.

      If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

      4.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

      4.2 Customer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is outside King County, Washington, including travel time;

      4.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials between the primary training facility and the alternate training site outside King County, Washington;

      4.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site outside King County, Washington or incurred as a result of Boeing providing revenue service training; and

      4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at some other alternate site.

5. General Terms and Conditions.

      5.1 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      1-2

      5.2 NORMAL LINE MAINTENANCE is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing's facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

      5.3 If the training is based at Boeing's facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing's reasonable charge, including the price of parts and materials, for making the repairs. If Boeing's estimated labor charge for the repair exceeds $25,000, Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

      5.4 If the flight training is based at Boeing's facility, several airports in surrounding states may be used, at Boeing's option. Unless otherwise agreed in the flight training planning conference, it will be Customer's responsibility to make arrangements for the use of such airports.

      5.5 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer's behalf any landing fees charged by any airport used in conjunction with the flight training. At least 30 days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer's behalf. The invoice will be submitted to Customer approximately 60 days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within 30 days of the date of the invoice.

      5.6 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

      5.7 If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within 12 months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      1-3

                            CUSTOMER SUPPORT DOCUMENT

                 PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1. Field Service Representation.

      Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (FIELD SERVICE REPRESENTATIVES).

      1.1 Field Service representation will be available at or near Customer's main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending 12 months after delivery of the last aircraft covered by a specific purchase agreement.

      1.2 Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

      1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.

2. Engineering Support Services.

      Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit
C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

      2.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

      2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

      2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      2-1
information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

      2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing's support, Boeing will analyze and comment on Customer's engineering releases relating to structural repairs not covered by Boeing's Structural Repair Manual.

      2.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing's support, Boeing will analyze and comment on Customer's engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

      2.6 Facilities, Ground Equipment and Maintenance Planning Support. Boeing will, at Customer's request, evaluate Customer's technical facilities, tools and equipment for servicing and maintaining aircraft, to recommend changes where necessary and to assist in the formulation of an initial maintenance plan for the introduction of the aircraft into service.

      2.7 Post-Delivery Service Support. Boeing will, at Customer's request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.

            2.7.1 Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.

            2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

            2.7.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of this AGTA apply.

            2.7.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

            2.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      2-2

      2.8 Additional Services. Boeing may, at Customer's request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      2-3

                            CUSTOMER SUPPORT DOCUMENT

                   PART 3: TECHNICAL INFORMATION AND MATERIALS

1. General.

      MATERIALS are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. AIRCRAFT SOFTWARE is defined as software that is installed on and used in the operation of the aircraft.

      Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft at no additional charge to Customer, except as otherwise provided herein. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) Specification No. 100, entitled "Specification for Manufacturers' Technical Data". Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

      Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, "Digital Data Standards for Aircraft Support."

2. Materials Planning Conferences.

      Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

      When available, Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be chosen, Customer may select a reasonable quantity of printed and 16mm microfilm formats, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only.

3. Information and Materials - Incremental Increase.

      Until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of Materials with the exception of microfilm master copies, digital formats,

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      3-1
and others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4. Advance Representative Copies.

      All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5. Customized Materials.

      All customized Materials will reflect the configuration of each aircraft as delivered.

6. Revisions.

      6.1 Revision Service. Boeing will provide revisions free of charge to certain Materials to be identified in the planning conference conducted for a specific model of aircraft, reflecting changes developed by Boeing, as long as Customer operates an aircraft of that model.

      6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will at no charge issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7. Supplier Technical Data.

      7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

      7.2 The provisions of this Article will not be applicable to items of BFE.

      7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the specific model of aircraft.

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      3-2

8. Buyer Furnished Equipment Data.

      Boeing will incorporate BFE information into the customized Materials providing Customer makes the information available to Boeing at least nine months prior to the scheduled delivery month of Customer's first aircraft of a specific model. Customer agrees to furnish the information in Boeing standard digital format if Materials are to be delivered in Boeing standard digital format.

9. Materials Shipping Charges.

      Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

10. Customer's Shipping Address.

      The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      3-3

                            CUSTOMER SUPPORT DOCUMENT

                 PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist:

      1. a labor stoppage or dispute in progress involving Customer;

      2. wars or warlike operations, riots or insurrections in the country where the facility is located;

      3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

      4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

      5. the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

                               BOEING PROPRIETARY
AGTA-ASA                               B
                                      4-1

                            CUSTOMER SUPPORT DOCUMENT

                  PART 5: PROTECTION OF PROPRIETARY INFORMATION
                            AND PROPRIETARY MATERIALS

1.    General.

      All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2.    License Grant.

      Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3.    Use of Proprietary Materials and Proprietary Information.

      Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.    Providing of Proprietary Materials to Contractors.

      Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use.

                               BOEING PROPRIETARY
AGTA-ASA                               B
AGTA_Exhibit_B
                                      5-1

Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees
(a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

      When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer's operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

                               BOEING PROPRIETARY
AGTA-ASA                               B
AGTA_Exhibit_B
                                      5-2

                                    EXHIBIT C

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-ASA

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                              ALASKA AIRLINES, INC.

                           PRODUCT ASSURANCE DOCUMENT

                             This document contains:

      Part 1:      Exhibit C Definitions

      Part 2:      Boeing Warranty

      Part 3       Boeing Service Life Policy

      Part 4:      Supplier Warranty Commitment

      Part 5:      Boeing Interface Commitment

      Part 6:      Boeing Indemnities against Patent and Copyright Infringement

                               BOEING PROPRIETARY
AGTA-ASA                               C
                                       i

                           PRODUCT ASSURANCE DOCUMENT

                          PART 1: EXHIBIT C DEFINITIONS

      APPROVED MAINTENANCE SCHEDULE OR AMS shall mean that aircraft maintenance program document approved by Customer's aviation authority as a condition of granting Customer operating approval in the jurisdiction where the aircraft is registered.

      AUTHORIZED AGENT - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

      AVERAGE DIRECT HOURLY LABOR RATE - the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

      BOEING PRODUCT - any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing's detailed design with Boeing's authorization.

      CORRECT(S) - to repair, modify, provide modification kits or replace with a new product.

      CORRECTION - a repair, a modification, a modification kit or replacement with a new product.

      CORRECTED BOEING PRODUCT - a Boeing Product which is free of defect as a result of a Correction.

      DIRECT LABOR - Labor spent by Customer's direct labor employees to access, remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection and testing.

      DIRECT MATERIALS - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

      ROGUE UNIT - A Boeing Product, on which an unscheduled removal due to breach of warranty occurs three (3) or more times both (i) within the warranty period and (ii) within either twelve (12) consecutive months or one thousand (1,000) consecutive operating hours.

      SPECIFICATION CONTROL DRAWING (SCD) - a Boeing document defining specifications for certain Supplier Products.

      SUPPLIER - the manufacturer of a Supplier Product.

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      SUPPLIER PRODUCT - any system, accessory, equipment, part or Aircraft
Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.

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                           PRODUCT ASSURANCE DOCUMENT

                             PART 2: BOEING WARRANTY

1. Applicability.

      This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.

2. Warranty.

      2.1 Coverage. Boeing warrants that at the time of delivery:

            (i) the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

            (ii) all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

            (iii) all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design.

      2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

            (i)   conditions resulting from normal wear and tear;

            (ii)  conditions resulting from acts or omissions of Customer; and

            (iii) conditions resulting from failure to properly service and maintain a Boeing Product.

3. Warranty Periods.

      3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery (Delivery) and ends at the applicable time specified in subsections 3.1(i) through 3.1(iii) below:

            (i)   for Boeing aircraft models 777-200, -300, 737-600, -700, -800,
                  -900, 787 or new aircraft models designed and manufactured with similar, new technology the warranty period ends 48 months after Delivery;

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            (ii)  in addition, for a Boeing Product installed at the time of delivery in a 787 model aircraft but not inspected during the initial 48 month warranty period, the warranty period continues until the date upon which Customer first inspects such Boeing Product pursuant to its Approved Maintenance Schedule but not later than 10 years after Delivery of such 787 aircraft;

            (iii) for any other Boeing aircraft model the warranty period ends
                  36 months after Delivery.

      3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product shall begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and shall be for the period specified immediately below:

            (i) For Corrected Boeing Products which have been Corrected because of a defect in material, the applicable warranty period is the remainder of the initial warranty for the defective Boeing Product.

            (ii) For Corrected Boeing Products which have been Corrected because of defect in workmanship, the applicable warranty period is the remainder of the initial warranty or 12 months following the date of delivery of the Corrected Boeing Product, whichever is longer.

            (iii) For Corrected Boeing Products which have been Corrected because of a defect in design, the applicable warranty period is 18 months or the remainder of the initial warranty period, whichever is longer.

      3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.

4. Remedies.

      4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction. During the warranty period, Boeing will not charge Customer for tests on Boeing Products returned to Boeing for Correction on which Boeing is unable to confirm the failure claimed, provided:

            (i) Boeing's written instructions were followed by the Customer for testing the Boeing Product prior to its return to Boeing, and

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            (ii)  Customer's claim includes all applicable documentation of such tests with the returned Boeing Product, including but not limited to: Central Maintenance Computer (CMC), Flight Maintenance Computer System, (FMCS), Flight Isolation Manual
                  (FIM), Engine Indicating and Crew Alerting System (EICAS) or Built In Test Equipment (BITE) messages.

      4.2 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products described in Article 7.3, below, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period.

Such reimbursement will not apply to any inspections performed after a Correction is available to Customer and Customer has had a reasonable time to incorporate the Correction, given the Customer's fleet size and maintenance schedule.

      4.3 Rogue Units.

            4.3.1 Upon written request, Boeing will lend Customer at no charge an interchangeable Boeing Product in exchange for a Rogue Unit. Within ten
      (10) calendar days of its receipt of the loaned Boeing Product, Customer will ship the Rogue Unit to Boeing. Customer will provide with the Rogue Unit verification of the following requirements:

            (i) The removed Boeing Product failed three (3) times within twelve (12) consecutive months or one thousand (1000) consecutive operating hours during the warranty period following initial delivery,

            (ii) Removals were performed in compliance with flight or maintenance manuals approved by the FAA or the comparable regulatory agency for the country in which the aircraft is registered, and

            (iii) Any Corrections or tests to the Boeing Product were performed by Customer according to the latest revision of the Boeing Component Maintenance Manual (CMM), according to written instructions from Boeing, or by Boeing.

            4.3.2 Upon receipt of a Rogue Unit and the required verifications, Boeing will, at no-charge to Customer, either replace the Rogue Unit with a new Boeing Product or, if otherwise agreed, allow Customer to retain the loaned, Boeing Product.

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5. Discovery and Notice.

      5.1 For a claim to be valid:

            (i)   the defect must be discovered during the warranty period; and

            (ii) Boeing Warranty must receive written notice of the discovery no later than 90 days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

            (iii) For claims pursuant to Article 3.1(ii) of Part 2 of this
                  Exhibit C pertaining to Boeing Products which are first inspected more than 48 months after delivery of the 787 model aircraft in which they are installed, Customer must have provided to Boeing no later than 45 months after delivery of such aircraft Customer's AMS for 787 model aircraft clearly identifying the nomenclature, location on the aircraft and schedule for inspection of all Boeing Products installed on such aircraft and thereafter have provided promptly to Boeing any revisions to such AMS.

      5.2 Receipt of Customer's or its Authorized Agent's notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

      5.3 Once Customer has given valid notice of the discovery of a defect, a claim will be submitted as soon as practicable after performance of the Correction.

      5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the in-warranty date specified in industry support information in a service bulletin or service letter.

6. Filing a Claim.

      6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

      6.2 Claim Information.

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            6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

            (i)   identity of claimant;

            (ii) serial or block number of the aircraft on which the defective Boeing Product was delivered;

            (iii) part number and nomenclature of the defective Boeing Product;

            (iv) purchase order number and date of delivery of the defective spare part;

            (v)   description and substantiation of the defect;

            (vi)  date the defect was discovered;

            (vii) date the Correction was completed;

            (viii) the total flight hours or cycles accrued, if applicable;

            (ix) an itemized account of direct labor hours expended in performing the Correction; and

            (x) an itemized account of any direct materials incorporated in the Correction.

            (xi) for 787 model aircraft the name and revision level of the AMS that documents the required inspection and the specific reference to the inspection requirement contained therein.

            6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.

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      6.3 Boeing Claim Processing.

            6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 11, "Notice," of the AGTA or through an internet portal and process specified by Boeing.

            6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.

7. Corrections Performed by Customer or Its Authorized Agent.

      7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities or may subcontract Corrections to a third party contractor.

      7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

7.3 Reimbursement.

            7.3.1 Boeing will reimburse Customer's reasonable costs of Direct Materials and Direct Labor by credit memorandum (excluding labor hours expended for overhaul) at Customer's Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.

            7.3.2 Customer's established Warranty Labor Rate will be the greater of the standard labor rate or 150% of Customer's Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer's then-current Average Direct Hourly Labor Rate and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

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            7.3.3 Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

            7.3.4 Boeing will provide to Customer a single, lump sum credit memorandum for Customer's Direct Labor hours expended to incorporate the Corrections (other than of random anomalies) identified in service bulletins and service letters in all in-warranty aircraft covered by such service bulletins or service letters after Customer's submission of a warranty claim and verification of the incorporation of such Corrections with respect to the first affected in-warranty aircraft. Such credit memoranda will not be provided in response to any other requests for reimbursement including, without limitation, those arising out of program letters or other special offers provided by Boeing.

            7.3.5 Boeing will reimburse Customer's freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.

            7.3.6 Maximum Reimbursement. Unless previously agreed in writing, the maximum reimbursement for Direct Labor and Direct materials for repair of a defective Boeing Product will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product. Inspection, removal, reinstallation labor, final testing, inspection and transportation costs are separate and are not to be included in the cost elements used to determine the 65% limit. By mutual agreement between Customer and Boeing, Boeing may provide a replacement Product to Customer in lieu of credit reimbursement.

      7.4 Disposition of Defective Boeing Products Beyond Economical Repair.

            7.4.1 A defective Boeing Product found to be beyond economical repair (see Para. 7.3.6) will be retained for a period of 30 days from the date Boeing receives Customer's claim. During the 30 day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.

            7.4.2 After the 30 day period, a defective Boeing Product with a value of U.S. $4,000 or less may be scrapped without notification to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. If such Boeing Product has a value greater than U.S, $4,000, Customer must obtain confirmation of unrepairability by Boeing's on-site Customer Services Representative prior to scrapping. Confirmation may be in the form of the Representative's signature on Customer's claim or through direct communication between the Representative and Boeing Warranty.

8. Corrections Performed by Boeing.

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      8.1 Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.

      8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

      8.3 Correction Time Objectives.

            8.3.1 Boeing's objective for making Corrections is 10 working days for avionics and electronic Boeing Products, 30 working days for Corrections of other Boeing Products performed at Boeing's facilities and 40 working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing Product.

            8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List or, for 717 model aircraft only, in quantities shown in Boeing's Spares Planning and Requirements Evaluation Model, then Boeing will either expedite the Correction or provide an interchangeable Boeing Product, on a no charge loan basis, until the Corrected Boeing Product is returned.

      8.4 Title Transfer and Risk of Loss.

            8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.

            8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

9. Returning an Aircraft.

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      9.1 Conditions. An aircraft may be returned to Boeing's facilities for
Correction only if:

            (i)   Boeing and Customer agree a covered defect exists;

            (ii) Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

            (iii) it is not practical, in Boeing's estimation, to dispatch
                  Boeing personnel to perform the Correction at a remote site.

      9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights.

      9.3 Separate Agreement. Prior to the return of an aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within 24 hours of Boeing's request. If such authorization is not received within 24 hours, Customer will be invoiced for work performed by Boeing that is not part of the Correction.

10. Insurance.

      The provisions of Article 8.2 "Insurance", of this AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.

11. Disclaimer and Release; Exclusion of Liabilities.

      11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

            (A)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

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            (B)   ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE,
                  COURSE OF DEALING OR USAGE OF TRADE;

            (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

      11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

      11.3 Definitions. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

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                           PRODUCT ASSURANCE DOCUMENT

                       PART 3: BOEING SERVICE LIFE POLICY

1. Definitions.

      SERVICE LIFE POLICY (SLP) COMPONENT - any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in the applicable purchase agreement for a specific model of aircraft, either installed in the aircraft at time of delivery or purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2. Service Life Policy.

      2.1 SLP Commitment. If a failure is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component at the price calculated pursuant to Article 3.1, below. If requested by Customer as an alternative remedy, Boeing will reimburse Customer in accordance with the provisions of Exhibit C, Part 2, Article 7.3, for Direct Labor and Direct Material for repair of a failed SLP Component an amount not to exceed the difference between Boeing's then current spare parts price for such SLP Component and the price determined pursuant to Article 3, below.

      2.2 SLP Policy Periods.

            2.2.1 The policy period for SLP Components initially installed on an aircraft is 12 years after the date of delivery of the aircraft except that for SLP Components initially installed on a 787 aircraft the policy period is 15 years after the date of delivery of the aircraft.

            2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is 12 years from delivery of such SLP Component or 12 years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires, except that for the 787 aircraft such policy period is 15 years from delivery of such SLP Component or 15 years from the date of delivery of the last 787 aircraft produced by Boeing, whichever first expires.

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3. Price.

      The price Customer will pay for replacement of a failed SLP Component will be calculated pursuant to the following formulas:

      (i)  For 787 aircraft only:

                    P = C(T-48)
                        -------
                          132

      where:

               P = price to Customer for the replacement part

               C = SLP Component sales price at time of replacement

               T = total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition and is greater than 48 months.

      (ii)  For all other aircraft models:

                     P = CT
                         ---
                         144

      where:

               P = price to Customer for the replacement part

               C = SLP Component sales price at time of replacement

               T = total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.

4. Conditions.

      Boeing's obligations under this Part 3 of Exhibit C, "Boeing Service Life Policy," (Policy) are conditioned upon the following:

      4.1 Customer must notify Boeing in writing of the failure within three months after it is discovered.

      4.2 Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:

            (i)   a defect or failure in a component not covered by this Policy,

            (ii)  an extrinsic force,

            (iii) an act or omission of Customer, or

            (iv) operation or maintenance contrary to applicable governmental regulations or Boeing's instructions.

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      4.3 If return of a failed SLP Component is practicable and requested by
Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.

      4.4 Customer's rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.

5. Disclaimer and Release; Exclusion of Liabilities.

      This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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                           PRODUCT ASSURANCE DOCUMENT

                      PART 4: SUPPLIER WARRANTY COMMITMENT

1. Supplier Warranties and Supplier Patent and Copyright Indemnities.

      Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.

2. Boeing Assistance in Administration of Supplier Warranties.

      Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3. Boeing Support in Event of Supplier Default.

      3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

      3.2 At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.

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                           PRODUCT ASSURANCE DOCUMENT

                       PART 5: BOEING INTERFACE COMMITMENT

1. Interface Problems.

      An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2. Boeing Responsibility.

      If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty.

3. Supplier Responsibility.

      If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4. Joint Responsibility.

      If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5. General.

      Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

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6. Disclaimer and Release; Exclusion of Liabilities.

      This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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                           PRODUCT ASSURANCE DOCUMENT

                    PART 6: BOEING INDEMNITIES AGAINST PATENT
                           AND COPYRIGHT INFRINGEMENT

1. Indemnity Against Patent Infringement.

      Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer's use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2. Indemnity Against Copyright Infringement.

      Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer's use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3. Exceptions, Limitations and Conditions.

      3.1 Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

      3.2 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

      3.3 The indemnities provided under this Part 6 will not apply to any BFE engines, Supplier Product, Boeing Product used other than for its intended purpose, or Aircraft Software not created by Boeing.

      3.4 Customer must deliver written notice to Boeing (i) within 10 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 20 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

                               BOEING PROPRIETARY
AGTA-ASA                               C
                                      6-1

      3.5 At any time, Boeing will have the right at its option and expense to:
(i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

      3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer's possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

      3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

      3.8 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

      3.9 For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

                               BOEING PROPRIETARY
AGTA-ASA                               C
                                      6-2

                                     SAMPLE
                              INSURANCE CERTIFICATE

                               BROKER'S LETTERHEAD

[date]

Certificate of Insurance

ISSUED TO:     The Boeing Company
               Post Office Box 3707
               Mail Stop 13-57
               Seattle, Washington 98124
               Attn: Manager - Aviation Insurance for
                     Vice President - Employee Benefits,
                     Insurance and Taxes

CC:            Boeing Commercial Airplanes
               P.O. Box 3707
               Mail Stop 21-34
               Seattle, Washington 98124-2207
               U.S.A.
               Attn: Vice President - Contracts

NAMED INSURED: ALASKA AIRLINES, INC.

We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

INSURER        POLICY NO.       PARTICIPATION
-------        ----------       -------------

POLICY PERIOD:      From [date and time of inception of the Policy(ies)] to
                    [date and time of expiration].

GEOGRAPHICAL LIMITS:      Worldwide (however, as respects "Aircraft Hull War and
                          Allied Perils" Insurance, as agreed by Boeing).

                               BOEING PROPRIETARY
AGTA-ASA                            App. I
                                       1

                                     SAMPLE
                             INSURANCE CERTIFICATE

AIRCRAFT INSURED:      All Boeing manufactured aircraft owned or operated by the
                       Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing
                       Company and _________________ (hereinafter "Aircraft"):

                       Purchase Agreement No. ____ dated ______
                       Purchase Agreement No. ____ dated ______

COVERAGES:

1.    AIRCRAFT "ALL RISKS" HULL (GROUND AND FLIGHT)

2.    AIRCRAFT HULL WAR AND ALLIED PERILS (AS PER LSW 555, OR ITS SUCCESSOR
      WORDING)

3.    AIRLINE LIABILITY

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises/Operations Liability, Completed Operations/Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than section (b) are reinstated as per AV52C, or their successor endorsements.

LIMITS OF LIABILITY:

To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S.$ any one occurrence each Aircraft (with aggregates as applicable).

(717-200)                          US$300,000,000
(737-500/600)                      US$350,000,000
(737-300/700)                      US$400,000,000
(737-400)                          US$450,000,000
(737-800)                          US$500,000,000
(737-900)                          US$500,000,000
(757-200)                          US$525,000,000
(757-300)                          US$550,000,000
(767-200)                          US$550,000,000
(767-300)                          US$700,000,000
(767-400ERX)                       US$750,000,000

                               BOEING PROPRIETARY
AGTA-ASA                            App. I
                                       2

                                     SAMPLE
                             INSURANCE CERTIFICATE

(7E7)                              US$700,000,000
(777-200LR)                        US$800,000,000
(MD-11)                            US$800,000,000
(777-200/300)                      US$800,000,000
(777-300ER)                        US$800,000,000
(747-400)                          US$900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are US$25,000,000 any one offense/aggregate.)

DEDUCTIBLES / SELF-INSURANCE

Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING:

It is certified that Insurers are aware of the terms and conditions of AGTA-ASA and the following purchase agreements:

PA ______ dated _______
PA ______ dated _______
PA ______ dated _______

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

      A. In regard to Aircraft "all risks" Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with AGTA-ASA which was incorporated by reference into the applicable purchase agreement.

      B. In regard to Airline Liability Insurance, Insurers agree:

            (1) To include Boeing as an additional insured in accordance with Customer's undertaking in Article 8.2.1 of AGTA-ASA which was incorporated by reference into the applicable purchase agreement.

                               BOEING PROPRIETARY
AGTA-ASA                            App. I
                                       3

                                     SAMPLE
                             INSURANCE CERTIFICATE

            (2) To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;

            (3) To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

            (4) To provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

      C. In regard to all of the above referenced policies:

            (1) Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverages described herein;

            (2) If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

            (3) For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

SUBJECT TO THE TERMS, CONDITIONS, LIMITATIONS AND EXCLUSIONS OF THE RELATIVE POLICIES.

(signature)

(typed name)

(title)

                               BOEING PROPRIETARY
AGTA-ASA                            App. I

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT
                (WHERE CUSTOMER REMAINS OPERATOR OF THE AIRCRAFT)

      THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of ________ 20__ between Alaska Airlines, Inc., a company organized under the laws of ________________ (Assignor) and ________________________, a company organized under the laws of ________________ (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

      Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

      Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.

It is agreed as follows:

      1. For all purposes of this Assignment, the following terms will have the following meanings:

      Aircraft -- one Boeing Model ______ aircraft, bearing manufacturer's serial number _______, together with all engines and parts installed on such aircraft on the Delivery Date.

      Boeing -- Boeing shall include any wholly-owned subsidiary of Boeing, and its successors and assigns.

      Boeing Purchase Agreement -- Purchase Agreement No. ________ dated as of ____________ between Boeing and Assignor, as amended, but excluding
______________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA/____ (AGTA).

      Delivery Date -- the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

      2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment: [TO BE COMPLETED BY THE PARTIES.]

AGTA-ASA                             App. II

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT
                (WHERE CUSTOMER REMAINS OPERATOR OF THE AIRCRAFT)

      {EXAMPLES

      (a) the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;

      (b)   the right to accept delivery of the Aircraft;

      (c) all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

      (d) all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

      (e) any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

Reserving exclusively to Assignor, however:

      {EXAMPLES

      (i) all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

      (ii) all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

      (iii) the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

      (iv) the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}

Assignee hereby accepts such assignment.

      3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the

AGTA-ASA                             App. II

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT
                (WHERE CUSTOMER REMAINS OPERATOR OF THE AIRCRAFT)

exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

      4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.

      5. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

      6. Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

AGTA-ASA                             App. II

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT
                (WHERE CUSTOMER REMAINS OPERATOR OF THE AIRCRAFT)

      7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefor as provided therein.

      8. Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

      9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

      10. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

      11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

AGTA-ASA                             App. II

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT
                (WHERE CUSTOMER REMAINS OPERATOR OF THE AIRCRAFT)

      12. This Assignment will be governed by, and construed in accordance with, the laws of [______________________].

___________________________                   ___________________________
as Assignor                                   as Assignee

By _______________________                    By _______________________

Name:                                         Name:

Title:                                        Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as [Indenture Trustee/Agent for the benefit of the Loan Participants/Mortgagee] and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain [Trust Indenture/Mortgage] dated as of _____________, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity],
as Indenture Trustee/Agent

By: ____________________________

Name:

Title:

AGTA-ASA                             App. II

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT
                (WHERE CUSTOMER REMAINS OPERATOR OF THE AIRCRAFT)

CONSENT AND AGREEMENT OF
THE BOEING COMPANY

      THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing in respect of the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.

      This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of ____________________, 20___.

THE BOEING COMPANY

By ________________________
Name:
Title: Attorney-in-Fact

Aircraft Manufacturer's Serial Number(s) ____________

AGTA-ASA                             App. II

                                     SAMPLE
                            POST-DELIVERY SALE NOTICE

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA  98055
U.S.A.

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

In connection with the sale by Alaska Airlines, Inc. (Seller) to ________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. _____ dated as of ___________, 20__, between The Boeing Company (Boeing) and Seller (the Purchase Agreement) under which Seller purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-ASA
(AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1) Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser's agreements in this paragraph; and

(2) Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

AGTA-ASA                            App. III

                                     SAMPLE
                            POST-DELIVERY SALE NOTICE

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Alaska Airlines, Inc.                       Purchaser

By _________________________                By _________________________

Its ________________________                Its ________________________

Dated ______________________                Dated ______________________

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By __________________________

Its Attorney-in-Fact

Dated _______________________

Aircraft Manufacturer's Serial Number ____________

AGTA-ASA                           App. III

                                     SAMPLE
                           POST-DELIVERY LEASE NOTICE

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

In connection with the lease by Alaska Airlines, Inc. (Lessor) to ___________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. ____ dated as of ________, 20__, between The Boeing Company (Boeing) and Lessor (the Purchase Agreement) under which Lessor purchased certain Boeing Model _______ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ___________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-ASA
(AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1) Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing's receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of such notice will be made to the credit of Lessee and after such notice will be made to Lessor.

AGTA-ASA                             App. IV

                                     SAMPLE
                           POST-DELIVERY LEASE NOTICE

(2) Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C AGTA and the insurance provisions in Article 8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee's agreements in this paragraph.

(3) Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Alaska Airlines, Inc.                    Lessee

By _______________________               By _______________________

Its ______________________               Its ______________________

Dated ____________________               Dated ____________________

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By _______________________

Its ______________________

Dated ____________________

AGTA-ASA                             App. IV

                                     SAMPLE
                           POST-DELIVERY LEASE NOTICE

Aircraft Manufacturer's Serial Number ____________

AGTA-ASA                             App. IV

                                     SAMPLE
                         PURCHASER'S/LESSEE'S AGREEMENT

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention Vice President - Contracts
          Mail Code 21-34

Ladies and Gentlemen:

In connection with the sale/lease by Alaska Airlines, Inc. (Seller/Lessor) to _______________________ (Purchaser/Lessee) of the aircraft identified below, reference is made to the following documents:

(i) Purchase Agreement No. _____ dated as of ___________, 20__, between The Boeing Company (Boeing) and Seller/Lessor (the Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft); and

(ii) Aircraft Sale/Lease Agreement dated as of ___________, 20__, between Seller/Lessor and Purchaser/Lessee (the Aircraft Agreement) under which Seller/Lessor is selling/leasing the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

1. Seller/Lessor has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting Seller/Lessor from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2. Disclaimer and Release; Exclusion of Consequential and Other Damages

      2.1 In accordance with Seller/Lessor's obligation under Article 9.5 of AGTA-ASA which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

AGTA-ASA                             App. V

                                     SAMPLE
                         PURCHASER'S/LESSEE'S AGREEMENT

      2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

            (A)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

            (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

      2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

      2.4 Definitions. For the purpose of this paragraph 2, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

Alaska Airlines, Inc. (Seller/Lessor)                   Purchaser/Lessee

AGTA-ASA                             App. V

                                     SAMPLE
                         PURCHASER'S/LESSEE'S AGREEMENT

By _________________________            By _________________________

Its ________________________            Its ________________________

Dated ______________________            Dated ______________________

AGTA-ASA                             App. V

                                     SAMPLE
              POST-DELIVERY OWNER APPOINTMENT OF AGENT - WARRANTIES

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

1. Reference is made to Purchase Agreement No. ____ dated as of __________, 20__, between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) (the Purchase Agreement), under which Customer purchased certain Boeing Model ________ aircraft including the aircraft bearing Manufacturer's Serial No.(s)
_____________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-ASA (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

A. Customer has appointed ____________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

B. Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

AGTA-ASA                             App. VI

                                     SAMPLE
              POST-DELIVERY OWNER APPOINTMENT OF AGENT - WARRANTIES

C. Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Alaska Airlines, Inc.

By ____________________________

AGTA-ASA                             App. VI

                                     SAMPLE
              POST-DELIVERY OWNER APPOINTMENT OF AGENT - WARRANTIES

                                AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Agent

By ____________________________

Its ___________________________

Dated _________________________

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY

By ____________________________

Its ___________________________

Dated _________________________

Aircraft Manufacturer's Serial Number __________

AGTA-ASA                             App. VI

                                     SAMPLE
                      CONTRACTOR CONFIDENTIALITY AGREEMENT

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

Attention: Vice President - Contracts
           Mail Stop 21-34

Ladies and Gentlemen:

This Agreement is entered into between ____________________ (Contractor) and Alaska Airlines, Inc. (Customer) and will be effective as of the date stated below.

In connection with Customer's provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information, reference is made to Purchase Agreement No. _____ dated as of _______, 20___ between The Boeing Company (Boeing) and Customer.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model ________ aircraft, Manufacturer's Serial Number ______, Registration No.
________ (the Aircraft) available to Contractor in connection with Customer's contract with Contractor (the Contract) to maintain/repair/modify the Aircraft. As a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1. For purposes of this Agreement:

      "AIRCRAFT SOFTWARE" means software that is installed and used in the operation of an Aircraft.

      "MATERIALS" are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.

      "PROPRIETARY INFORMATION" means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Proprietary Materials.

AGTA-ASA                            App. VII

                               BOEING PROPRIETRY

                                     SAMPLE
                      CONTRACTOR CONFIDENTIALITY AGREEMENT

      "PROPRIETARY MATERIALS" means Materials that contain, convey, or embody Proprietary Information.

      "THIRD PARTY" means anyone other than Boeing, Customer and Contractor.

2. Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3. Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4. Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software provided to Contractor pursuant to this Agreement.

5. Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

6. To the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor's, authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor's maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for

AGTA-ASA                            App. VII

                               BOEING PROPRIETRY

                                     SAMPLE
                      CONTRACTOR CONFIDENTIALITY AGREEMENT

distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

7. Boeing is a third-party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any claims Boeing may make under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law principles) governs this Agreement.

8. No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.

9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless in writing signed by authorized representatives of Contractor, Customer and Boeing.

11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provision of this Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.

ACCEPTED AND AGREED TO this

Date: _____________________, 20___

Alaska Airlines, Inc.                         Contractor

By ___________________________                By __________________________

Its __________________________                Its _________________________

AGTA-ASA                            App. VII

                               BOEING PROPRIETRY

                                     SAMPLE

POST-DELIVERY SALE WITH LEASE TO SELLER

[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]

                , 200_

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

By Courier
1901 Oakesdale Ave. SW
Renton, WA  _____

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

In connection with ________________'s (Seller's) sale to and lease back from ________________ (Buyer) of the aircraft identified below, reference is made to the following documents:

1. Purchase Agreement No. _______ dated as of _________________, between The Boeing Company (Boeing) and Seller (the Agreement) under which Seller purchased certain Boeing Model _____________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) _________(the Aircraft). The Agreement incorporates by reference the terms of AGTA-___ dated __________ ___, _____, between Seller and Boeing.

2. Aircraft Sale Agreement dated as of ___________________, between Seller and ___________________________________ (Buyer).

3. Aircraft Lease Agreement dated as of ___________________, between Buyer and Seller.

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

(1) Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement

AGTA-ASA                            App. VIII
including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

(2) Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of "Customer" with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President
- Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425)237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as "Customer" with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of "Customer" under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing's receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.

(3) Seller accepts the authorization set forth in paragraph (2) above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

(4) Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Seller                                   Buyer

By ___________________                      By ___________________

Its __________________                      Its ________________

Dated ________________                      Dated _________________

AGTA-ASA                             App. VIII

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

The Boeing Company

By ____________________

Its ____________________

Dated _________________

AGTA-ASA                             App. VIII

SALE WITH LEASE

[NOTICE FROM 1ST TIER OWNER/SELLER AND SUBSEQUENT BUYER REGARDING POST-DELIVERY SALE AND LEASE OF AN AIRCRAFT. REMAINING PA RIGHTS HAVE BEEN ASSIGNED TO THE NEW OWNER; THE NEW OWNER AUTHORIZES A LESSEE TO EXERCISE SUCH RIGHTS DURING THE TERM OF A LEASE. ]

[Date]

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

In connection with the sale by ____________________ (Seller) to ___________________ (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:

1. Purchase Agreement No. ______ dated as of __________, _____, between The Boeing Company (Boeing) and __________________ (Seller)(the Agreement) under which Seller purchased certain Boeing Model _________ aircraft, including the aircraft bearing Manufacturer's Serial No(s). ____________ (the Aircraft).

2. Aircraft sale agreement dated as of __________, ________, between Seller and _____________(Purchaser).

3. Aircraft lease agreement dated as of __________, _____, between __Purchaser and _________ (Lessee)(Lease).

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the
Agreement:

(1) Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.

(2) Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

(2) Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

AGTA-ASA                              App. IX

(3) Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of ["Buyer"/ "Customer"] with respect to the remaining rights related to the Aircraft under the Agreement . This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425)237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as ["Buyer"/ "Customer"] with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of ["Buyer"/"Customer"] under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.

(4) Lessee accepts the authorization set forth in paragraph (3) above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

_______________ (Seller)         _______________________ (Purchaser)
By ___________________                  By ___________________

Its ___________________                 Its ________________

Dated ________________                  Dated _________________

_____________________ (Lessee)
By ___________________

Its ___________________

Dated ________________

AGTA-ASA                              App. IX

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

The Boeing Company

By ____________________

Its Attorney-in-Fact

Date ___________________

MSN ______________

AGTA-ASA                              App. IX

SAMPLE

Post-Delivery Security

                , 200_

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA  98055
U.S.A.

Attention:    Vice President-Contracts
              Mail Code 21-34

Ladies and Gentlemen:

      Reference is made to Purchase Agreement No. ________ dated as of _______________, (the "Agreement") between The Boeing Company ("Boeing") and
__________________________ ("Borrower") pursuant to which Borrower purchased from Boeing one (1) Boeing model _______ aircraft bearing Manufacturer's Serial Number _______(the "Aircraft"). The Agreement incorporates by reference the terms of Aircraft General Terms Agreement AGTA - ___ , dated ________ __, ____, between Borrower and Boeing.

      Capitalized terms used herein without definition will have the same meanings as in the Agreement.

Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

      In connection with Borrower's financing of the Aircraft, Borrower is entering into a [trust indenture/ mortgage], dated as of ___________, 2003, between Borrower and [Indenture Trustee/Mortgagee] [(the Trust Indenture/Mortgage)], which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the [Indenture Trustee/ Mortgagee] notifies Boeing as provided below that an Event of Default under the [Trust Indenture/ Mortgage] has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:

AGTA-ASA                             App. X

      1. [Indenture Trustee/Mortgagee], as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain [Trust Indenture/Mortgage], acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

2. Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of "Customer" under the Agreement, unless and until Boeing receives a written notice from [Indenture Trustee/Mortgagee], addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21-34 (if by mail), or (425)237-1706 (if by facsimile) that an event of default under the [Trust Indenture/Mortgage] has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until [Indenture Trustee/Mortgagee] has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with [Indenture Trustee/Mortgagee]. Boeing may act with acquittance and conclusively rely on any such notice.

Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing's receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

____________________________                    ______________________________
                                             Indenture Trustee / Mortgagee

By:_________________________________            By:_____________________________
Its:                                            Its:

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By:_________________________________
Its: _________________________________

AGTA-ASA                             App. X

Date: _______________________________
MSN  _______________

AGTA-ASA                             App. X

6-1162-MSA-591

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington  98188

Subject:      Aircraft General Terms Agreement Terms Revisions

Reference:    Aircraft General Terms Agreement No. AGTA-ASA (the AGTA) between
              The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer)

This letter agreement (Letter Agreement) amends and supplements the AGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA.

This Letter Agreement modifies certain terms and conditions of the AGTA.

1.0   Basic Articles to the AGTA.

[***]

      1.2 Article 3 Regulatory Requirements and Certificates is deleted in its entirety and replaced by the following:

      Article 3. Regulatory Requirements and Certificates.

                  3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations, as designated by Customer. Boeing will provide a Certificate of Sanitary Construction at the time of delivery of each Aircraft.


                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 2

                  3.2 FAA or Applicable Regulatory Authority Manufacturer
      Changes.

                        3.2.1 A MANUFACTURER CHANGE is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.

                        3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

                              (i) resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

                              (ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

                              (iii) for any aircraft delivered during the 18 month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA). For the avoidance of doubt, "the date of the applicable purchase agreement means the date of execution of a purchase agreement for the initial firm aircraft, and the date of execution of a supplement to such purchase agreement that adds additional aircraft for the aircraft orders added by such supplement.

                        3.2.3 Customer will pay Boeing's charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration. [***]

                  3.3 FAA Operator Changes.

                        3.3.1 An OPERATOR CHANGE is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 3

                        3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing's option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing's applicable charges[***].

                  3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer's obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.

      1.3 Article 5.3 Demonstration Flights is deleted in its entirety and replaced by the following:

                  5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to 4 hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing's production flight test procedures. Customer may designate up to five representatives to participate as observers. Boeing will continue its practice of permitting Customer's licensed and qualified pilot observer to participate in flying the Aircraft provided that the flights shall always be under the command of Boeing's pilot.

      1.4 Article 5.4 Test Data; Performance Guarantee Compliance is deleted in its entirety and replaced by the following:

                  5.4 Test Data; Performance Guarantee Compliance. PERFORMANCE GUARANTEES are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer certified correct, by Boeing as applicable, flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

      1.5 Article 5.5 Special Aircraft Test Requirements is deleted in its entirety and replaced by the following:

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 4

                  5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation (provided Customer has given written consent for (ii) items).

      1.6 Article 6.3 Bill of Sale is deleted in its entirety and replaced by the following:

                  6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of any and all encumbrances, and such other documents of title as Customer may reasonably request.

      1.7 Article 7.3.1 is deleted in its entirety and replaced by the following:

                        7.3.1 The calculation of the Escalation Adjustment will be based on the originally scheduled delivery month (or the last scheduled delivery month prior to the commencement of the delay, if the original schedule had been modified by mutual agreement).

      1.8 Article 7.6 Termination is deleted in its entirety and replaced by the following:

                  7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, [***], or contracted to be paid, by Customer.

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 5

[***]

      1.11 Article 10.1 Termination is deleted in its entirety and replaced by the following:

                  10.1  Termination. If either party

                        (i) ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

                        (ii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination. Notwithstanding
            Article 10.1. (i) and (ii) above, if a party has performed all of its obligations under the applicable purchase agreement and provides adequate assurance that it will perform its future obligations under such purchase agreement, the other party shall not have the right to terminate such purchase agreement under Article 10.1 (i) or (ii).

      1.12 Article 12.7 Government Agency Reference is added:

                  12.7 Government Agency Reference. The reference to the FAA or other government agencies includes the successor to such agency of the U.
      S. Government.

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 6

2.0 Exhibit A BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT to the AGTA.

      2.1. Articles 3.4 and 3.5 are deleted in its entirety and replaced by the following.

            3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software solely for the benefit of Customer. The license is needed to enable Boeing to load the software copies in (i) the aircraft's mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft's MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft (it is understood that Boeing's rights are limited to supporting Customer and Boeing acquires no right under this Agreement to use the software for itself or for any other customer);

            3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above (and subject to the same limitations), to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software;

      2.2. Article 5 Nonperformance by Customer is deleted in its entirety and replaced by the following.

      5. Nonperformance by Customer.

            If Customer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

            5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

            5.2 deliver the Aircraft to Customer without the BFE installed.

                               BOEING PROPRIETARY

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 7

      Notwithstanding Article 5.1, in the event of Customer's nonperformance of its obligations under this Exhibit A, Boeing will not substitute alternative equipment for late BFE equipment without Buyer's approval. In addition to those expenses previously outlined in this Article 5, Buyer agrees to reimburse Boeing for any expenses which result from any delay caused by Buyer's failure to promptly approve the substitution.

3.0   Exhibit B CUSTOMER SUPPORT DOCUMENT to the AGTA.

      3.1. Part 5 Article 4 Providing of Proprietary Materials to Contractors is deleted in its entirety and replaced by the following.

      4.    Providing of Proprietary Materials to Contractors.

            Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use. Before providing Proprietary Materials to its contractor, either (i) Customer's contractor is, at the time of transfer of the Proprietary Materials, bound by a Boeing Customer Services GTA or other appropriate applicable agreement satisfactory to Boeing protecting Boeing's Proprietary Materials, or (ii) Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

[***]

4.0   Exhibit C PRODUCT ASSURANCE DOCUMENT to the AGTA.

      4.1. Part 1 term Correct(s) is deleted in its entirety and replaced by the following.

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 8

            CORRECT(S) - to repair, modify, provide modification kits or replace with a new product having the same part number or being an improved part that is compatible and has the same functionality.

      4.2. Part 1 term CORRECTION is deleted in its entirety and replaced by the following.

            CORRECTION - a repair, a modification, a modification kit or replacement with a new product that has the same or improved functionality, compatibility and interchangeability.

      4.3. Part 2 Article 2.1 Coverage item (ii) is deleted in its entirety and replaced by the following.

            (ii) all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE (including conforming to the installation instructions of the manufacturer so as to not invalidate any applicable warranty from such manufacturer), and;

[***]

      4.5. Part 2 Article 7.3.4 is deleted in its entirety and replaced by the following.

                  7.3.4 Boeing will provide to Customer a single, lump sum
            credit memorandum for Customer's Direct Labor hours expended to incorporate the Corrections (other than of random anomalies) identified in service bulletins and service letters in all in-warranty aircraft covered by such service bulletins or service letters after Customer's submission of a warranty claim and verification of the incorporation of such Corrections with respect to the first affected in-warranty aircraft. Other than a request for reimbursement for incorporating the Corrections into aircraft delivered to Customer by Boeing after the reimbursement request was made, such credit memoranda will not be provided in response to any other requests for reimbursement including, without limitation, those arising out of program letters or other special offers provided by Boeing.

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 9

      4.5. Part 2 Article 8.3.2 is deleted in its entirety and replaced by the following.

                  8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List or, for 717 model aircraft only, in quantities shown in Boeing's Spares Planning and Requirements Evaluation Model, then Boeing will either expedite the Correction or provide an interchangeable Boeing Product, on a no charge loan basis, until the Corrected Boeing Product is returned. "Recommended Spare Parts List" is defined as that spare parts list produced by the Boeing Spares Organization using operating parameters and ground rules supplied by Customer that is acceptable to Customer.

[***]

6.0   Confidential Treatment.

      Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted protions.

AGTA-ASA
AGTA_Terms_Revisions

Alaska Airlines, Inc.
6-1162-MSA-591 Page 10

Sincerely,

THE BOEING COMPANY

By___________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

ALASKA AIRLINES, INC.

By____________________________

Its  Vice President Finance & Treasurer

Attachment

                               BOEING PROPRIETARY

AGTA-ASA
AGTA_Terms_Revisions

Attachment A to
6-1162-MSA-591 Page 1

                                     SAMPLE
                             INSURANCE CERTIFICATE

                              BROKER'S LETTERHEAD

[ date ]

Certificate of Insurance

ISSUED TO:          The Boeing Company
                    Post Office Box 3707
                    Mail Stop 13-57
                    Seattle, Washington 98124
                    Attn: Manager - Aviation Insurance for
                          Vice President - Employee Benefits,
                          Insurance and Taxes

CC:                 Boeing Commercial Airplanes
                    P.O. Box 3707
                    Mail Stop 21-34
                    Seattle, Washington 98124-2207
                    U.S.A.
                    Attn: Vice President - Contracts

NAMED INSURED:      ALASKA AIRLINES, INC.

We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

INSURER                 POLICY NO.         PARTICIPATION

POLICY PERIOD:      From [date and time of inception of the Policy(ies)] to
                    [date and time of expiration].

GEOGRAPHICAL LIMITS:     Worldwide (however, as respects "Aircraft Hull War and
                         Allied Perils" Insurance, as carried by the Named
                         Insured).

                               BOEING PROPRIETARY

AGTA-ASA                            App. I
                                       1
AGTA_Terms_Revisions

Attachment A to
6-1162-MSA-591 Page 2

                                     SAMPLE
                             INSURANCE CERTIFICATE

AIRCRAFT INSURED:   All Boeing manufactured aircraft owned or operated by the
                    Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing
                    Company and _________________ (hereinafter "Aircraft"):

                    Purchase Agreement No. ____ dated ______
                    Purchase Agreement No. ____ dated ______

COVERAGES:

1.    AIRCRAFT "ALL RISKS" HULL (GROUND AND FLIGHT)

2. AIRCRAFT HULL WAR AND ALLIED PERILS (AS PER LSW 555, OR ITS SUCCESSOR WORDING AND WHICH MAY BE PROVIDED BY THE FAA AND NOT THE INSURANCE MARKET)

3.    AIRLINE LIABILITY

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises/Operations Liability, Completed Operations/Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AVN48B) but all sections, other than section (b) are reinstated as per AVN52D, or their successor endorsements.

LIMITS OF LIABILITY:

To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S.$ any one occurrence each Aircraft (with aggregates as applicable).

(717-200)         US$300,000,000
(737-500/600)     US$350,000,000
(737-300/700)     US$400,000,000
(737-400)         US$450,000,000

                               BOEING PROPRIETARY

AGTA-ASA                            App. I
                                       2
AGTA_Terms_Revisions

Attachment A to
6-1162-MSA-591 Page 3

                                     SAMPLE
                             INSURANCE CERTIFICATE

(737-800)         US$500,000,000
(737-900)         US$500,000,000
(757-200)         US$525,000,000
(757-300)         US$550,000,000
(767-200)         US$550,000,000
(767-300)         US$700,000,000
(767-400ERX)      US$750,000,000
(7E7)             US$700,000,000
(777-200LR)       US$800,000,000
(MD-11)           US$800,000,000
(777-200/300)     US$800,000,000
(777-300ER)       US$800,000,000
(747-400)         US$900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are US$25,000,000 any one offense/aggregate.)

DEDUCTIBLES / SELF-INSURANCE

Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed to Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING:

It is certified that Insurers are aware of the terms and conditions of AGTA-ASA and the following purchase agreements:

PA ______ dated _______
PA ______ dated _______
PA ______ dated _______

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

                               BOEING PROPRIETARY

AGTA-ASA                            App. I
                                       3
AGTA_Terms_Revisions

Attachment A to
6-1162-MSA-591 Page 4

                                     SAMPLE
                             INSURANCE CERTIFICATE

Insurers have agreed to the following:

      A. In regard to Aircraft "all risks" Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with AGTA-ASA which was incorporated by reference into the applicable purchase agreement.

      B. In regard to Airline Liability Insurance, Insurers agree:

            (1) To include Boeing as an additional insured to the extent of Customer's undertaking in Article 8.2.1 of AGTA-ASA which was incorporated by reference into the applicable purchase agreement.

            (2) To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing to the extent of Customer's undertaking in Article 8.2.1 of AGTA-ASA;

            (3) To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

            (4) To provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

      C. In regard to all of the above referenced policies:

            (1) Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverages described herein;

            (2) If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after

                               BOEING PROPRIETARY

AGTA-ASA                            App. I
                                       4
AGTA_Terms_Revisions

Attachment A to
6-1162-MSA-591 Page 5

                                     SAMPLE
                             INSURANCE CERTIFICATE

receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

            (3) For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

            (4) If war risk and allied perils coverage has been obtained by Customer from the FAA and not the commercial market, Broker will so advise Boeing.

SUBJECT TO THE TERMS, CONDITIONS, LIMITATIONS AND EXCLUSIONS OF THE RELATIVE POLICIES.

(signature)

(typed name)

(title)

                               BOEING PROPRIETARY

AGTA-ASA                            App. I
                                       5
AGTA_Terms_Revisions